August 13, 1997
                          Via Telefacsimile (451-6226)
                              and First-Class Mail

Terry Warren, Esq.
15608 North Pima Road
Suite B-11, 150
Scottsdale, Arizona 85260

         Re: Rose Hearts, Inc. Distributorship Agreement

Dear Terry:

         The purpose of this letter is to amend and clarify the terms and conditions of the distributorship agreement between Rose Hearts, Inc. ("Rose Hearts") and Premium Cigars International, Ltd. ("PCI").

         In keeping with PCI's policy for resolving conflicts of interest, Rose Hearts' distributorship agreement shall not be on terms less favorable to PCI than those terms that PCI could obtain from an unrelated or unaffiliated third party, such as McLane Distributing or Core- Mark Distributing. If the independent directors of PCI determine that any term or condition contained in the Rose Hearts' distributorship agreement is less favorable to PCI than the similar term or condition of PCI's agreement with another distributor comparable to or larger than Rose Hearts, then such term or condition shall, upon 30 days' prior written notice to Rose Hearts of such amended term or condition, be amended to provide PCI with the more favorable term or condition.

         Further, either Rose Hearts or PCI may terminate the distributorship agreement on 30 days' written notice to the other.

         PCI believes that these changes are in keeping with Rose Hearts' disclosures and with PCI's policy for resolving conflicts of interest. If Rose Hearts accepts these changes, please obtain Rose Heart's signature below and return the letter to PCI in care of the undersigned.

                                             Very truly yours,

                                             TITUS, BRUECKNER & BERRY,  P.C.


                                             /s/ Michael F. Patterson
                                             Michael F. Patterson

ACKNOWLEDGMENT OF AGREEMENT
WITH TERMS SET FORTH ABOVE:

PREMIUM CIGARS INTERNATIONAL, LTD.             ROSE HEARTS, INC.



By:/s/ Steven A. Lambrecht                     By: /s/ Greg P. Lambrecht
   --------------------------                     -------------------------
    Steven A. Lambrecht, President                Greg P. Lambrecht, President